UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2010
                                  -------------

                        CORNERSTONE FINANCIAL CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                   000-53576                   80-0282551
        ----------                   ---------                   ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

             6000 Midlantic Drive
         Mt. Laurel, New Jersey 08054                             08054
         ----------------------------                             -----
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including areacode (856) 439-0300

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders was held on June 16, 2010 (the "Annual Meeting"). The matters considered and voted on by the Bank's stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Proposal 1: The election of five directors, each for a three-year term, except for Robert E. Groody, who will serve until the 2012 Annual Meeting of the Stockholders, and Susan Barrett, who will serve until the 2011 Annual Meeting of the Stockholders:

Nominee                              For               Against           Abstentions       Broker Non-Votes
-------                              ---               -------           -----------       ----------------
Susan Barrett                      905,911               425                  -                   -
J. Richard Carnall                 905,121              1,215                 -                   -
Gaetano P. Giordano                905,911               425                  -                   -
Robert E. Groody                   905,160              1,176                 -                   -
Ronald S. Murphy                   905,911               425                  -                   -

Proposal 2: The ratification of the appointment of KPMG as the Company's independent registered public accountants for the fiscal year ending December
31, 2010:

             For                          Against                    Abstentions               Broker Non-Votes
             ---                          -------                    -----------               ----------------
           906,336                           -                            -                            -

Proposal 3:  The approval of Cornerstone Financial Corporation 2010 Equity Compensation Plan:

             For                          Against                    Abstentions               Broker Non-Votes
             ---                          -------                    -----------               ----------------
           873,166                        30,349                        2,821                          -

Pursuant to the foregoing votes, the above listed nominees were elected to serve as directors for the terms described above, each until his or her replacement has been duly elected and qualified, and each of: (i) the ratification of KPMG as the Company's independent registered public accounts for the fiscal year ending December 31, 2010, and (ii) the Cornerstone Financial Corporation 2010 Equity Compensation Plan, was approved.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CORNERSTONE FINANCIAL CORPORATION
                                               (Registrant)

Dated: June 17, 2010                           By:   /s/    Keith Winchester
                                                     ---------------------------
                                                     Keith Winchester
                                                     Executive Vice President
                                                     and Chief Financial Officer